INTANGIBLE ASSETS, NET (Notes)	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets Disclosure [Text Block]
INTANGIBLE ASSETS, NET

(in thousands of $)	2014	2013
Cost	19,096	—
Accumulated amortization	(3,064)	—
Net book value	16,032	—

The intangible assets pertain to customer related and contract based assets representing primarily the long-term time charter party agreement acquired in connection with the acquisition of the Golar Igloo in March 2014 (see note 10). The intangible asset is amortized over the term of the contract with KNPC of five years. As of December 31, 2014, there was no impairment of intangible assets.

The estimated future amortization for the intangible assets as of December 31, 2014 is as follows:

Year Ending December 31, (in thousands of $)
2015	3,820
2016	3,820
2017	3,820
2018	3,820
2019	752
Total	16,032